UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

STARFIGHTERS SPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43009	92-1012803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Odyssey Way, Suite 203
 Kennedy Space Center, Florida, United States 32952
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 261-0900

Reusable Launch Vehicle Hangar
Hangar Road
 Cape Canaveral, Florida, United States
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FJET	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On January 21, 2026, Starfighters Space, Inc. (the "Company") issued a news release to announce the successful completion of wind tunnel testing for STARLAUNCH 1, a key technical milestone in the Company's air-launched rocket development efforts.

The completed test campaign evaluated separation of the STARLAUNCH 1 vehicle from the Starfighters' aircraft platform across both subsonic and supersonic conditions. Using a combination of computational fluid dynamics (CFD) analysis and experimental wind tunnel testing, the Company assessed separation behavior at Mach 0.85 and Mach 1.3. Across all test conditions, clean separation was demonstrated with no adverse aerodynamic interactions observed.

"Demonstrating clean, predictable separation across these flight regimes is a foundational requirement for an air-launched system," said Rick Svetkoff, Chief Executive Officer of Starfighters. "The close alignment between our simulations and the wind tunnel results gives us confidence in the underlying design and allows us to proceed methodically to the next phase of testing."

The wind tunnel campaign consisted of ten successful runs, conducted at both subsonic and supersonic speeds. Experimental results showed strong agreement between CFD predictions and measured forces and moments, confirming the accuracy of Starfighters' aerodynamic models and separation simulations.

Testing was conducted at the FAMU/FSU Joint College of Engineering Polysonic Wind Tunnel. The correlation between simulation and experimental data represents an important risk-reduction step as the program transitions from analytical validation toward physical test articles.

Based on the completed testing, Starfighters has initiated the next procedural step in the program by moving forward with the procurement of instrumented drop test articles. These articles are intended to support further evaluation of separation dynamics under flight conditions and will incorporate onboard sensors and telemetry systems.

STARLAUNCH 1 is being developed as a sub-orbital vehicle designed to support short-duration microgravity missions and serves as a pathfinder for future air-launched concepts. In parallel, the validated separation work also supports Starfighters' broader aerospace testing services, including programs where clean separation is required for advanced and hypersonic vehicle testing.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated January 21, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARFIGHTERS SPACE, INC.

DATE: January 21, 2026	By:	/s/ David Whitney
David Whitney
Chief Financial Officer

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